UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 30, 2022
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FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 Bush Street, Suite 2700
San Francisco, CA 94104
(Address of principal executive offices, including zip code)
(415) 616-1000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2022, the Federal Home Loan Bank of San Francisco (Bank) announced the appointment of Gregory A. Ward as Executive Vice President and Chief Operating Officer, effective November 1, 2022. Mr. Ward is currently the Bank's Executive Vice President and Chief Risk Officer. Compensation relating to Mr. Ward's role as Chief Operating Officer has been submitted to the Federal Housing Finance Agency for its review and will be disclosed by the Bank when available. The Board also appointed Mani Massoomi, as Executive Vice President and Chief Risk Officer, effective November 1, 2022. Mr. Massoomi is currently the Bank's Senior Vice President, Enterprise Risk Officer.

Mr. Ward, 53, has held the position of Executive Vice President and Chief Risk Officer since May 2019. Previously, Mr. Ward served as Chief Audit Executive from July 2017 to April 2019. Prior to his position as Chief Audit Executive, Mr. Ward served as Senior Vice President and Director, Internal Audit, from January 2017 to July 2017. He joined the Bank in November 2013 as Vice President, Internal Audit, and was promoted to Deputy Director in June 2016. Before joining the Bank, he worked with Ernst & Young LLP for 12 years in its Financial Services Advisory Practice. Prior to his tenure at Ernst & Young, Mr. Ward worked in the captive insurance industry in Bermuda and for Price Waterhouse in the United Kingdom in its external audit practice. He is a Chartered Accountant, Certified Internal Auditor, Certified Anti-Money Laundering Specialist, and Project Management Professional.

Since January l, 2021, the Bank has not engaged in any transactions with Mr. Ward or any members of his immediate family that require disclosure under applicable rules and regulations. There are no family relationships between Mr. Ward and any of the Bank's directors or executive officers, and there are no arrangements or understandings between Mr. Ward and any other person pursuant to which he was designated as Executive Vice President and Chief Operating Officer of the Bank.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: October 27, 2022	By:	/s/ Teresa Bryce Bazemore
Teresa Bryce Bazemore President and Chief Executive Officer